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                                                                  EXHIBIT 10.16

                           GENERAL SECURITY AGREEMENT

                  GENERAL SECURITY AGREEMENT, dated as of November 27, 1996, made by FRICTION PRODUCTS CO., an Ohio corporation ("FRICTION PRODUCTS"), HAWK BRAKE, INC., an Ohio corporation ("HAWK BRAKE"), HELSEL, INC., a Delaware corporation ("HELSEL"), HUTCHINSON PRODUCTS CORPORATION, a Delaware corporation ("HUTCHINSON"), LOGAN METAL STAMPINGS, INC., an Ohio corporation ("LOGAN"), S.K. WELLMAN HOLDINGS, INC., a Delaware corporation ("WELLMAN HOLDINGS"), S.K. WELLMAN CORP., a Delaware corporation ("WELLMAN CORP.") and WELLMAN FRICTION PRODUCTS U.K. CORP., a Delaware corporation ("WELLMAN FRICTION") (Friction Products, Hawk Brake, Helsel, Hutchinson, Logan, Wellman Holdings, Wellman Corp. and Wellman Friction each sometimes hereinafter referred to individually as a "GRANTOR" and collectively as "GRANTORS") in favor of BT COMMERCIAL CORPORATION, a Delaware corporation ("BTCC"), acting in its capacity as agent (in such capacity, "AGENT") for itself and each of the other "LENDERS" (as such term is defined in the Credit Agreement referred to below).

                              W I T N E S S E T H:

                  WHEREAS, pursuant to that certain Credit Agreement dated as of November 27, 1996 (such Credit Agreement, as it may be amended, restated, supplemented or otherwise modified from time to time, being hereinafter referred to as the "CREDIT AGREEMENT"), among Grantors, Agent, Lenders and Hawk Corporation, a Delaware corporation, as borrowing agent for Grantors, Lenders have severally agreed to make certain loans and other extensions of credit to or for the account of Grantors upon the terms and subject to the conditions set forth therein; and

                  WHEREAS, Lenders have required, as a condition, among others, to the making of any such loans or other extensions of credit, that Grantors execute and deliver this Security Agreement to Agent for its benefit and for the ratable benefit of Lenders;

                  NOW, THEREFORE, in consideration of the premises and of the mutual covenants set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:



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          1. DEFINED TERMS. Unless otherwise defined herein, terms defined in the Credit Agreement are used herein as therein defined, and the following terms shall have the following meanings (such meanings being equally applicable to both the singular and plural forms of the terms defined);

                  "ACCOUNT DEBTOR" means the Person who is obligated on or under an Account of any Grantor.

                  "ACCOUNT" means, with respect to each Grantor, any "account" as such term is defined in section 9-106 of the UCC, now owned or hereafter acquired by such Grantor and shall include, without limitation, all present and future rights of such Grantor to payment for goods sold or leased or for services rendered which are not evidenced by instruments or chattel paper, and whether or not they have been earned by performance.

                  "CHATTEL PAPER" means, with respect to each Grantor, any "chattel paper," as such term is defined in section 9-105(1)(b) of the UCC, now owned or hereafter acquired by such Grantor and constituting Proceeds of, related to, or arising in connection with, Accounts, Inventory or General Intangibles of such Grantor.

                  "COLLATERAL" has the meaning set forth in SECTION 2 of this Security Agreement.

                  "CONTRACTS" means, with respect to each Grantor, all contracts, undertakings, or other agreements (other than rights evidenced by chattel paper, documents or instruments) in or under which such Grantor may now or hereafter have any right, title or interest.

                  "DOCUMENTS" means, with respect to each Grantor, any "documents," as such term is defined in section 9-105(l)(f) of the UCC, now owned or hereafter acquired by such Grantor and constituting Proceeds of, related to, or arising in connection with, Accounts, Inventory or General Intangibles of such Grantor.

                  "GENERAL INTANGIBLES" means, with respect to each Grantor, any "general intangibles," as such term is defined in section 9-106 of the UCC, now owned or hereafter acquired by

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         such Grantor and, in any event, shall include, without limitation, all right, title and interest which such Grantor may now or hereafter have in, under or to any Contracts, leasehold interests in real and personal property, interests in partnerships and joint ventures, tax refunds, deposit accounts (general or special) with and credits and other claims against any financial institution, all customer lists, trademarks, patents, rights in intellectual property, licenses, permits, copyrights, trade secrets, proprietary or confidential information, inventions (whether patented or patentable or not) and technical information, procedures, designs), knowledge, know-how, software, data bases, data, skill, expertise, experience, processes, models, drawings, materials and records now owned or hereafter acquired by such Grantor, goodwill and rights of indemnification.

                  "HEREBY," "HEREIN," "HEREOF," "HEREUNDER" and words of similar import refer to this Security Agreement as a whole (including, without limitation, all exhibits and schedules hereto) and not merely to the specific section, paragraph or clause in which the respective word appears.

                  "INSTRUMENT" means, with respect to each Grantor, any "instrument," as such term is defined in section 9-105(1)(i) of the UCC, now owned or hereafter acquired by such Grantor and constituting Proceeds of, related to, or arising in connection with, Accounts, Inventory or General Intangibles of such Grantor, other than instruments that constitute, or are a part of a group of writings that constitute, chattel paper.

                  "INVENTORY" means, with respect to each Grantor, any "inventory," as such term is defined in section 9-109(4) of the UCC, now owned or hereafter acquired by such Grantor and, in any event, shall include, without limitation, all inventory, merchandise, goods and other personal property now owned or hereafter acquired by such Grantor which are held for sale or lease or are furnished or are to be furnished under a contract of service or which constitute raw materials, work in process or materials used or consumed or to be used or consumed in such Grantor's business, or the processing, packaging, delivery or shipping of the same, and all finished goods.

                  "LICENSE" means any license as to which Agent has been granted a security interest hereunder.

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                  "PROCEEDS" means "proceeds," as such term is defined in
         section 9-306(1) of the UCC and, in any event, shall include with respect to each Grantor, without limitation, (I) any and all proceeds of any insurance, indemnity, warranty or guaranty payable to such Grantor from time to time with respect to any of the Collateral, (Ii) any and all payments (in any form whatsoever) made or due and payable to such Grantor from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any Governmental Authority, and (III) any and all other amounts from time to time paid or payable to such Grantor under or in connection with any of the Collateral.

                  "SECURED OBLIGATIONS" means, collectively, the Obligations, including, without limitation, all Indebtedness, liabilities and obligations of each of the Grantors to Agent and Lenders arising out of or in connection with this Security Agreement.

                  "SECURITY AGREEMENT" means this General Security Agreement, as it may be amended, restated, supplemented or otherwise modified from time to time, and shall refer to this Security Agreement as in effect on the date such reference becomes operative.

                  "UCC" means the Uniform Commercial Code as the same may, from time to time, be in effect in the State of Illinois, PROVIDED, THAT if, by reason of mandatory provisions of law, any or all of the attachment, perfection or priority of Agent's lien on or Agent's security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of Illinois, the term "UCC" shall mean the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such attachment, perfection or priority and for purposes of definitions related to such provisions.

                  2. GRANT OF SECURITY INTERESTS. To secure the prompt and complete payment, performance and observance when due (whether at stated maturity, by acceleration or otherwise) of all of the Secured Obligations and to induce Agent and each of the Lenders to enter into the Credit Agreement and to make the Loans and other extensions of credit provided for therein in accordance with the respective terms thereof, each of the Grantors hereby grants to Agent for its benefit and the ratable benefit of the Lenders a

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continuing security interest in and to (and, if available, a right or setoff against) all of the following property and interests in property of such Grantor, whether now owned or existing or hereafter acquired or arising and wheresoever located (all of such property and interests in property of all Grantors being hereinafter, collectively, referred to as the "COLLATERAL"):

                  (a)      Accounts;

                  (b)      Chattel Paper;

                  (c)      Contracts;

                  (d)      Documents;

                  (e)      General Intangibles;

                  (f)      Instruments;

                  (g)      Inventory;

                  (h) all monies and any and all other property and interests in property of such Grantor now or hereafter coming into the actual possession, custody or control of any of the Lenders or any agent or affiliate of any of the Lenders in any way or for any purpose (whether for safekeeping, deposit, custody, pledge, transmission, collection or otherwise), and all rights and interests of such Grantor in respect of any and all (i) drafts, letters of credit, stocks, bonds, and debt and equity securities, whether or not certificated, and warrants, options, puts and calls and other rights to acquire or otherwise relating to the same, (ii) interest rate and currency exchange agreements, including, without limitation, cap, collar, floor, forward and similar agreements and interest rate protection agreements, (iii) cash and cash equivalents, and (iv) proceeds of loans, advances and other financial accommodations, including, without limitation, Loans, advances and other financial accommodations made or extended under the Credit Agreement; and

                  (i) to the extent not otherwise included, all Proceeds of each of the foregoing and all accessions and additions to, substitutions and replacements for, and rents, profits and products of each of the foregoing.


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          3. LIMITATIONS ON LENDER'S OBLIGATIONS. It is expressly agreed by each of the Grantors that, anything herein to the contrary notwithstanding, such Grantor shall remain liable under each of its Contracts and each of its Licenses to observe and perform all the conditions and obligations to be observed and performed by it thereunder and such Grantor shall perform all of its duties and obligations thereunder, all in accordance with and pursuant to the terms and provisions of each such Contract or License. Neither Agent nor any of the Lenders shall have any obligation or liability under any Contract or License of any of the Grantors by reason of or arising out of this Security Agreement or the granting to Agent of a security interest therein or the receipt by Agent or any of the Lenders of any payment relating to any Contract or License pursuant hereto, nor shall Agent or any of the Lenders be required or obligated in any manner to perform or fulfill any of the respective obligations of any Grantor under or pursuant to any Contracts or Licenses of such Grantor, or to make any payment, or to make any inquiry as to the nature or the sufficiency of any payment received by it or the sufficiency of any performance by any party under any such Contract or License, or to present or file any claim, or to take any action to collect or enforce any performance or the payment of any amounts which may have been assigned to Agent or any Lender or to which Agent or any Lender may be entitled at any time or times.

          4. NOTICE TO ACCOUNT DEBTORS. Upon the occurrence and during the continuance of an Event of Default, Agent may at any time or times and without prior notice to any of the Grantors, notify any or all Account Debtors, parties to Contracts and obligors under Instruments and Chattel Paper, in each case with respect to any Grantor, that the Accounts of such Grantor and the right, title and interest of such Grantor in, to and under such Contracts, Instruments or Chattel Paper, as the case may be, have been assigned to Agent and that payments thereon or in connection therewith shall thereupon be made directly to Agent.

          5. VERIFICATION OF ACCOUNTS. From and after the Initial Funding Date, Agent shall have the right, at any time or times hereafter, in Agent's name or in the name of a nominee of Agent, to communicate with Account Debtors, parties to Contracts and obligors under Instruments and Chattel Paper of each of the Grantors to verify with such Persons to Agent's satisfaction the existence, amount and terms of any such Accounts, Contracts, Instruments or Chattel Paper, as the case may be. Agent shall have the right, at any time or times hereafter, to make test

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verifications of the Accounts of each of the Grantors and physical verifications of the Inventory of each of the Grantors in any manner and through any medium that it considers advisable, and each of the Grantors agrees to furnish all such assistance and information as Agent may reasonably require in connection therewith.

          6. REPRESENTATIONS AND WARRANTIES. Each of the Grantors hereby represents and warrants that:

                  (a) Except for Permitted Liens, each of the Grantors is the sole legal and beneficial owner of each item of Collateral in which such Grantor purports to grant a security interest hereunder, having good and marketable title thereto, free and clear of any and all Liens. No amount payable under or in connection with any of the Accounts or Contracts of any of the Grantors are evidenced by Instruments which have not been endorsed and previously delivered to Agent.

                  (b) No effective security agreement, financing statement, equivalent security or lien instrument or continuation statement covering all or any part of the Collateral is on file or of record in any public office, except such as may have been filed by Grantors in favor of Agent pursuant to the Collateral Documents or such as relate to Permitted Liens.

                  (c) This Security Agreement is effective to create a valid and continuing Lien in favor of Agent for the benefit of Agent and the ratable benefit of the Lenders on the Collateral with respect to which a Lien may be perfected by filing pursuant to the UCC, and, assuming such filing, the Lien created hereby will be prior to all other Liens except Permitted Liens, and will be enforceable as such as against creditors of and purchasers from the respective Grantors (other than purchasers of Inventory of the respective Grantors in the ordinary course of business).

                  (d) The principal place of business of each of the Grantors, and the places where the records of each of the Grantors concerning Collateral are kept are located at the respective addresses set forth on SCHEDULE B, PART 6.1 of the Credit Agreement, and none of the Grantors will change such principal place of business or remove such records unless it has taken such action as is necessary to cause the Lien of

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         Lender in the Collateral to continue to be perfected. None of the
         Grantors will change its principal place of business or the place where its records concerning Collateral are kept without giving thirty (30) days' prior written notice thereof to Agent.

                  (e) With respect to Accounts of each of the Grantors scheduled, listed or otherwise referred to in any monthly Borrowing Base Certificate delivered by the Hawk Funds Administrator to Agent pursuant to SECTION 7.2(a) of the Credit Agreement, each of the Grantors represents and warrants that:

                           (i) they are genuine, in all material respects what
                  they purport to be and are not evidenced by a judgment;

                           (ii) except as expressly set forth in such monthly
                  Borrowing Base Certificate, they represent undisputed, bona fide transactions completed in accordance with the terms and provisions referred to or contained in any documents delivered to Agent with respect thereto;

                           (iii) the face amounts thereof shown on such monthly
                  Borrowing Base Certificate, the applicable Grantor's books and records and all invoices and statements which may be delivered to Agent with respect thereto are actually owing to the applicable Grantor on the date thereof;

                           (iv) no payments have been or shall be made thereon
                  except, from and after December 31, 1996, payments immediately deposited into a Lockbox Account pursuant to SECTION 4.10 of the Credit Agreement;

                           (v) except as expressly set forth in such monthly
                  Borrowing Base Certificate, there are no setoffs, counterclaims or disputes existing or asserted with respect thereto and the applicable Grantor has not made any agreement with any Account Debtor for any deduction therefrom;

                           (vi) there are no facts, events or occurrences known
                  to the Grantors which in any way impair the validity or enforcement thereof or tend to reduce the amount payable thereunder as shown on the respective

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                  weekly or monthly Borrowing Base Certificate, any Grantor's books and records and all invoices and statements delivered to Agent with respect thereto;

                           (vii) to Grantor's knowledge, all Account Debtors have the capacity to contract and are solvent;

                           (viii) such Grantor has no knowledge of any fact or
                  circumstances which could reasonably be expected to impair the validity or collectibility thereof;

                           (ix) they have not been sold or transferred under, and are not otherwise subject to, a factoring agreement;

                           (x) the Account Debtors are not parties to, and
                  they are not otherwise payable under or otherwise subject to, a factoring agreement;

                           (xi) the Account Debtors are not Account Debtors on
                  any Account which has been sold or otherwise transferred under, or is otherwise subject to, a factoring agreement; and

                           (xii) to such Grantor's knowledge, there are no
                  proceedings or actions which are pending which could reasonably be expected to result in a material adverse change in any Account Debtor's financial condition.

                  (f) With respect to Inventory of each of the Grantors Inventory scheduled, listed or otherwise referred to in any monthly Borrowing Base Certificate, each of the Grantors represents and warrants that:

                           (i) except for Inventory with an aggregate book value
                  for all Grantors not exceeding $4,000,000, delivered to third-parties for processing and similar services, such Inventory is not stored with a bailee, warehouseman, consignee or similar third party unless such third party has entered into a Collateral Access Agreement with respect to such Inventory;

                           (ii) except as permitted under clause (i) of this
                  section (F), it is located on the premises of such Grantor listed on SCHEDULE B, PART 6.10 to the Credit Agreement; and

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                           (iii) it is of good and merchantable quality, free
                  from any defects which would affect the market value of such Inventory.

                  7. COVENANTS. Each of the Grantors covenants and agrees with Agent and each of the Lenders that from and after the date of this Security Agreement and until the Secured Obligations are fully paid and satisfied and the Credit Agreement and each of the other Credit Documents have terminated pursuant to the respective terms and provisions thereof:

                  (a) FURTHER DOCUMENTATION; PLEDGE OF INSTRUMENTS. At any time and from time to time upon the written request of Agent, and at the sole expense of such Grantor, each of the Grantors will promptly and duly execute and deliver any and all such further instruments and documents and take such further action as Agent may reasonably deem necessary or desirable to obtain the full benefits of this Security Agreement and of the rights and powers herein granted, including, without limitation, using its best efforts to secure all consents and approvals necessary or appropriate for the assignment to Agent of any License or Contract that constitutes Collateral and that is held by such Grantor or in which such Grantor has any rights not heretofore assigned, the filing of any financing or continuation statements under the UCC with respect to the Liens and security interests granted hereby, transferring Collateral to Agent's possession (if a security interest in such Collateral can be perfected by possession) and using its best efforts to obtain waivers of liens from landlords and mortgagees. Each of the Grantors also authorizes Agent to file any such financing or continuation statement without the signature of Grantor to the extent permitted by applicable law. Each of the Grantors further agrees that a carbon, photographic or other reproduction of this Security Agreement or of a financing statement is sufficient as a financing statement. If any Collateral shall be or become evidenced by any Instrument, the applicable Grantor will within ten (10) days notify Agent thereof and upon Agent's request, such Instrument shall be immediately pledged to Agent hereunder, and shall be duly endorsed in a manner satisfactory to Agent and delivered to Agent.

                  (b) MAINTENANCE OF RECORDS. Each of the Grantors will, at all times hereafter, keep and maintain at its own cost and

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         expense satisfactory and complete records of the Collateral of such
         Grantor, including, without limitation, records sufficient to permit the preparation of all reports, schedules and other information required by Lender pursuant to SECTIONS 7.1 and 7.2 of the Credit Agreement. Each of the Grantors will mark its books and records pertaining to Collateral to evidence this Security Agreement and the security interests granted hereby. All Chattel Paper will be marked with the following legend: "This writing and the obligations evidenced or secured hereby are subject to the security interest of BT Commercial Corporation, as Agent." Upon the occurrence and during the continuance of an Event of Default, if requested by Agent, the security interest of Agent shall be noted on the certificate of title of each vehicle.

                  (c) INDEMNIFICATION. In any suit, proceeding or action brought by Agent or any Lender relating to any Account, Chattel Paper, Contract, General Intangible, Document or Instrument of any of the Grantors for any sum owing thereunder, or to enforce any provision of any Account, Chattel Paper, Contract, General Intangible, Document or Instrument of any of the Grantors, the Grantors will jointly and severally save, indemnify and keep Agent and each of the Lenders harmless from and against all expense, loss or damage suffered by reason of any defense, setoff, counterclaim, recoupment or reduction of liability whatsoever of the obligor thereunder, that arises out of the unenforceability or non-conformity with any applicable law of such Collateral or that arises out of a breach by any Grantor of any obligation thereunder arising out of any other agreement, indebtedness or liability at any time owing to, or in favor of, such obligor or its successors from any Grantor.

                  (d) CONFIRMATION OF CERTAIN PROVISIONS OF THE CREDIT DOCUMENTS. Each of the Grantors hereby confirms and agrees that it will perform and observe all of the covenants and agreements set forth in the Credit Agreement on its part to be performed or observed or that any other Grantor has agreed to cause such Grantor to perform or observe to the same extent as provided for in the Credit Agreement.

                  (e) SAFEKEEPING OF INVENTORY; INVENTORY COVENANTS. Neither Agent nor any of the Lenders shall be responsible for:
         (i) the safekeeping of the Inventory of any of the Grantors;
         (ii) any loss or damage to the Inventory of any of the

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         Grantors; (iii) any diminution in the value of the Inventory of any of the Grantors; or (iv) any act or default of any carrier, warehouseman, bailee, forwarding agency or any other Person. As between each of the Grantors and Agent, and each of the Grantors and Lenders, all risk of loss, damage, destruction or diminution in value of the Inventory of such Grantor shall be borne by such Grantor except in the case of Agent's or any Lender's gross negligence or willful misconduct.

                  (f) LIMITATION ON LIENS ON COLLATERAL. No Grantor will create, permit or suffer to exist, and each Grantor will defend, the Collateral against and take such other action as is necessary to remove any Lien on the Collateral, except Permitted Liens, and will defend the right, title and interest of Agent in and to all of such Grantor's rights under the Chattel Paper, Contracts, Documents, General Intangibles and Instruments of such Grantor and to the Inventory of such Grantor and in and to the Proceeds thereof against the claims and demands of all Persons whomsoever.

                  (g) LIMITATIONS ON MODIFICATIONS OF ACCOUNTS. No Grantor will (other than in the ordinary course of such Grantor's business so long as an Event of Default shall not have occurred and be continuing), without Agent's prior written consent, grant any extension of the time of payment of any of the Accounts, Chattel Paper or Instruments of such Grantor, compromise, compound or settle the same for less than the full amount thereof, release, wholly or partly, any Person liable for the payment thereof, or allow any credit or discount whatsoever thereon other than trade discounts granted in the ordinary course of business or otherwise deemed necessary by such Grantor in the exercise of its reasonable business judgment of such Grantor.

                  (h) MAINTENANCE OF INSURANCE. Each of the Grantors will maintain, with respect to the Collateral of such Grantor, insurance in accordance with all of the requirements of SECTION 7.6 of the Credit Agreement.

                  (i) LIMITATIONS ON DISPOSITION. No Grantor will sell, lease, transfer or otherwise dispose of any of the Collateral of such Grantor, or attempt or contract to do so, except as otherwise expressly permitted under the Credit Agreement.


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                  (j) FURTHER IDENTIFICATION OF COLLATERAL. Each of the Grantors
         will, if requested by Agent, furnish to Agent statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as Agent may reasonably request, all in reasonable detail.

                  (k) NOTICES. Each of the Grantors will advise Agent promptly, in reasonable detail, (i) of any material Lien made or asserted against any of the Collateral, (ii) of any material change in the composition of the Collateral, and (iii) of the occurrence of any other event which could reasonably be expected to have a material adverse effect on the aggregate value of the Collateral or on the Lien granted hereunder.

                  (l) CONTINUOUS PERFECTION. No Grantor will change its name, identity or corporate structure in any manner which might make any financing or continuation statement filed in connection herewith seriously misleading within the meaning of section 9-402(7) of the UCC (or any other then applicable provision of the UCC) unless such Grantor shall have given Agent at least thirty (30) days' prior written notice thereof and shall have taken all action (or made arrangements to take such action substantially simultaneously with such change if it is impossible to take such action in advance) necessary or reasonably requested by Agent to amend such financing statement or continuation statement so that it is not seriously misleading.

                  8. AGENT'S APPOINTMENT AS ATTORNEY-IN-FACT.

                  (a) Each of the Grantors hereby irrevocably constitutes and appoints Agent, and any officer, employee or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of such Grantor and in the name of such Grantor or in its own name, from time to time in Agent's discretion, for the purpose of carrying out the terms of this Security Agreement, to take any and all appropriate action and to execute and deliver any and all documents and instruments which Agent may deem necessary or desirable to accomplish the purposes of this Security Agreement and, without limiting the generality of the foregoing, hereby gives Agent, and any officer, employee or agent thereof, the power

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         and right, on behalf of such Grantor, without notice to or assent by such Grantor to do the following:

                           (i) at any time and from time to time from and after
                  the Initial Funding Date, to pay or discharge taxes and Liens (other than Permitted Liens) levied or placed on or threatened against the Collateral, to effect any insurance called for by the terms of this Security Agreement and to pay all or any part of the premiums therefor and the costs thereof;

                           (ii) from and after the Initial Funding Date and
                  following the occurrence and during the continuance of an Event of Default (A) to ask, demand, collect, receive and give acquittances and receipts for any and all moneys due and to become due under any Collateral and, in the name of such Grantor or its own name or otherwise, to take possession of and endorse and collect any checks, drafts, notes, acceptances or other Instruments for the payment of moneys due under any Collateral; (B) to receive payment of and receipt for any and all moneys, claims and other amounts due, and to become due at any time, in respect or arising out of any Collateral; and (C) to sign and endorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications and notice in connection with Accounts and other Documents constituting or relating to the Collateral; (D) to direct any party liable for any payment under any of the Collateral to make payment of any and all moneys due, and to become due thereunder, directly to Agent or as Agent shall direct; (E) to file any claim or to take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by Agent for the purpose of collecting any and all such moneys due under any Collateral whenever payable; (F) to commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any part thereof and to enforce any other right in respect of any Collateral; (G) to defend any suit, action or proceeding brought against Grantor with respect to any Collateral; (H) to settle, compromise or adjust any suit, action or proceeding described above and, in connection therewith, to give such discharges or releases as Agent may deem appropriate; and (I) generally to sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though Agent were the absolute owner thereof for all purposes, and to do, at Agent's option and such Grantor's expense, at any time, or from time to time, all acts and things which Agent reasonably deems necessary to protect, preserve or realize upon the Collateral and Agent's Lien thereon, in order to effect the intent of this Security Agreement, all as fully and effectively as such Grantor might do.

                  (b) Each of the Grantors hereby ratifies, to the extent permitted by law, all that said attorneys shall lawfully do or cause to be done by virtue hereof. The power of attorney granted pursuant to this SECTION 8 is a power coupled with an interest and shall be irrevocable until the Secured Obligations are paid and satisfied in full and the Credit Agreement and each of the other Collateral Documents have terminated pursuant to the respective terms and provisions thereof.

                  (c) The powers conferred on Agent hereunder are solely to protect the respective interests of Agent and the Lenders in the Collateral and shall not impose any duty upon it to exercise any such powers. Agent shall be accountable only for amounts that it actually receives as a result of the exercise of such powers and neither Agent nor any of its officers, directors, employees or agents shall be responsible to any of the Grantors for any act or failure to act, except for their own gross negligence or willful misconduct.

                  (d) Each of the Grantors also authorizes Agent, and any officer, employee or agent thereof, at any time and from time to time following the Initial Funding Date, (i) to communicate in its own name with any party to any of such Grantor's Contracts with regard to the assignment of the right, title and interest of such Grantor in and under such Contracts hereunder and other matters relating thereto and
         (ii) to execute, in connection with the sale provided for in SECTION 10(C) hereof, any endorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral.

                  9. PERFORMANCE BY AGENT OF A GRANTOR'S OBLIGATIONS. If any of the Grantors fails to perform or comply with any of its agreements contained herein and Agent, as provided for by the terms of this Security Agreement, shall itself perform or comply, or otherwise cause performance or compliance, with such agreement, the reasonable expenses of Agent incurred in connection with such performance or compliance, together with interest thereon at the highest rate then in effect in respect of any of the Loans, shall be payable by such Grantor to Agent on demand and shall constitute Secured Obligations secured hereby.

                  10. REMEDIES; RIGHTS UPON DEFAULT.

                  (a) RIGHTS AND REMEDIES GENERALLY. Upon the occurrence of an Event of Default, Agent shall have, in addition to any other rights and remedies contained in this Security Agreement or in any of the other Credit Documents, all of the rights and remedies of a secured party under the UCC or other applicable laws, all of which rights and remedies shall be cumulative, and none exclusive, to the extent permitted by law. In addition to all such rights and remedies, the sale, lease or other disposition of the Collateral, or any part thereof, by Agent after an Event of Default may be for cash, credit or any combination thereof, and Agent may purchase all or any part of the Collateral at public or, if permitted by law, private sale, and in lieu of actual payment of such purchase price, may set off the amount of such purchase price against the Secured Obligations then owing. All sales of the Collateral may be adjourned from time to time with or without notice. Agent may, in its sole discretion, cause the Collateral to remain on the respective premises of the Grantors, at such Grantors' expense, pending sale or other disposition of the Collateral. Agent shall have the right to conduct such sales on each Grantor's premises, at Grantors' expense, or elsewhere, on such occasion or occasions as Agent may see fit.

                  (b) ENTRY UPON PREMISES AND ACCESS TO INFORMATION. Upon the occurrence and during the continuance of an Event of Default, Agent shall have the right to enter upon the premises of each of the Grantors where any Collateral is located (or is reasonably believed to be located) without any obligation to pay rent to such Grantor, or any other place or places where the Collateral is reasonably believed to be located and kept, and render the Collateral unusable or remove the Collateral therefrom to the premises of Agent or any agent of Agent, for such time as Agent may desire, in order effectively to collect or liquidate the Collateral, and/or Agent may require each of the Grantors to assemble the Collateral and make it available to Agent at a place or places to be designed by Agent. Upon the occurrence and during the continuance of an Event of Default, Agent shall have the right to obtain access to each Grantor's data processing equipment, computer hardware and software relating to the Collateral and to use all of the foregoing and the information contained therein in any manner Agent deems appropriate; and Agent shall have the right to notify post office authorities to change the address for delivery of each Grantor's mail to an address designated by Lender and to receive and open all mail addressed to such Grantor and to deal with all mail addressed to such Grantor relating to the Collateral or the rights and remedies of any of the Lenders hereunder or under any of the Collateral Documents.

                  (c) SALE OR OTHER DISPOSITION OF COLLATERAL BY LENDER. Any notice required to be given by Agent of a sale, lease or other disposition of, or other intended action by Agent with respect to, any Collateral of a Grantor which is deposited in the United States certified or registered mail, postage prepaid and duly addressed to such Grantor at the address specified in SECTION 13 below, at least ten
         (10) Business Days prior to such proposed action shall constitute fair and reasonable notice to such Grantor of any such action, provided, that Agent may give any shorter notice that is commercially reasonable under the circumstances. The net proceeds realized by Agent upon any such sale or other disposition, after deduction for the Expenses incurred by Agent in connection therewith, shall be applied as provided in SECTION 4.11 of the Credit Agreement toward satisfaction of the Secured Obligations. Agent shall account to the respective Grantors for any surplus realized upon any such sale or other disposition, and Grantors shall remain jointly and severally liable for any deficiency. The commencement of any action, legal or equitable, or the rendering of any judgment or decree or any deficiency shall not affect Agent's security interest in the Collateral until the Secured Obligations are fully paid. Each of the Grantors agrees that Agent has no obligation to preserve rights to the Collateral against any other Persons.

                  (d) WAIVER OF DEMAND, ETC.. Each of the Grantors hereby waives presentment and demand for payment of any of the Secured Obligations, protest and notice of dishonor or of the occurrence of any default with respect to any of the Secured Obligations, and all other notices to which the Grantors might otherwise be entitled, except as otherwise expressly provided herein, in the Credit Agreement or in any of the other Credit Documents. Each of the Grantors also waives the benefit of all valuation, appraisal and exemption laws.

                  (e) COSTS AND EXPENSES. The Grantors also jointly and severally agree to pay all Expenses incurred by Agent and each of the Lenders in connection with the enforcement of their respective rights and remedies hereunder.

          11. LIMITATION ON DUTY IN RESPECT OF COLLATERAL. Agent and each of the Lenders shall use reasonable care with respect to any Collateral in their possession or under their control. Neither Agent nor any of the Lenders shall have any duty as to any Collateral in its possession or control or in the possession or control of any agent or nominee of any of such Persons or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto. Upon the request of Grantors, Agent shall promptly account for any monies received by it in respect of any foreclosing on or disposition of the Collateral.

          12. REINSTATEMENT. This Security Agreement shall remain in full force and effect and continue to be effective should any petition be filed by or against any of the Grantors for liquidation or reorganization, should any of the Grantors become insolvent or make an assignment for the benefit of creditors or should a receiver or trustee be appointed for all or any significant part of the assets of any of the Grantors, and shall continue to be effective or be reinstated, as the case may be, if at any time payment, observance or performance of the Secured Obligations, or any part thereof is, pursuant to applicable law, rescinded or reduced in amount, or shall otherwise be restored or returned by any obligee of the Secured Obligations, whether as a "voidable preference", "fraudulent conveyance", or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Secured Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

          13. NOTICES. Except as otherwise provided herein, whenever it is provided herein that any notice, demand, request, consent, approval, declaration or other communication shall or may be given to or served upon any of the parties by any other party, or whenever any of the parties desires to give or serve upon any other communication with respect to this Security Agreement, each such notice, demand, request, consent, approval, declaration or other communication shall be in writing and shall be given (and deemed to have been given) in the manner and to the respective addresses set forth in SECTION 11.7 of the Credit Agreement. Failure or delay in delivering copies of any such notice, demand, request, consent, approval, declaration or other communication to any Persons designated in this Security Agreement or any other Credit Document to receive copies shall in no way adversely affect the effectiveness of such notice, demand, request, consent, approval, declaration or other communication.

                  14. SEVERABILITY. In case any provision in or obligation under this Security Agreement or any Credit Document shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

                  15. NO WAIVER; CUMULATIVE REMEDIES.

                  (a) Neither Agent nor any of the Lenders shall by any act, delay, omission or otherwise be deemed to have waived any of its rights or remedies hereunder, and no waiver shall be valid unless in writing, approved by the Majority Lenders (or by all Lenders where the approval of each Lender is required under the Credit Agreement) and signed by Agent, and then only to the extent therein set forth. A waiver by Agent or any of the Lenders of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which Agent would otherwise have had on any future occasion. No failure to exercise nor any delay in exercising on the part of Agent or any of the Lenders, any right, power or privilege hereunder, shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or future exercise thereof or the exercise of any other right, power or privilege.

                  (b) The rights and remedies hereunder provided are cumulative and may be exercised singly or concurrently, and are not exclusive of any rights and remedies provided by law or any of the other Credit Documents. None of the terms or provisions of this Security Agreement may be waived, altered, modified or amended except by an instrument in writing, duly executed by Agent and, where applicable, by each of the Grantors.

          16. SUCCESSORS AND ASSIGNS. This Security Agreement and all obligations of each of the Grantors hereunder shall be binding upon the successors and assigns of such Grantor and shall, together with the rights and remedies of Agent and each of the Lenders hereunder, inure to the benefit of Agent and the Lenders and their respective successors and assigns.

          17. FURTHER INDEMNIFICATION. Each of the Grantors agrees to pay, and to save Agent and each of the Lenders harmless from and against, any and all liabilities with respect to, or resulting from any delay in paying, any and all excise, sales or other taxes which may be payable or determined to be payable with respect to any of the Collateral or in connection with any of the transactions contemplated by this Security Agreement.

          18. CHOICE OF LAW. THE VALIDITY, INTERPRETATION AND ENFORCEMENT OF THIS SECURITY AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS AND DECISIONS OF THE STATE OF ILLINOIS, WITHOUT REGARD TO CONFLICT OF LAWS PROVISIONS.

          19. WAIVER OF JURY TRIAL. EACH OF THE GRANTORS HEREBY WAIVES ANY RIGHT TO A TRIAL BY JURY. INSTEAD, ANY DISPUTES WILL BE RESOLVED IN A BENCH TRIAL.

          20. BOND. EACH OF THE GRANTORS HEREBY WAIVES THE POSTING OF ANY BOND OTHERWISE REQUIRED TO BE POSTED BY AGENT OR ANY OF THE LENDERS IN CONNECTION WITH ANY JUDICIAL PROCESS OR PROCEEDING TO OBTAIN POSSESSION OF, REPLEVY, ATTACH, OR LEVY UPON COLLATERAL OR ANY OTHER SECURITY FOR THE SECURED OBLIGATIONS, TO ENFORCE OR APPEAL ANY JUDGMENT OR OTHER COURT ORDER ENTERED IN FAVOR OF AGENT OR ANY OF THE LENDERS, OR IN FAVOR OF THE HAWK FUNDS ADMINISTRATOR OR ANY OF THE GRANTORS, AS THE CASE MAY BE, OR TO ENFORCE BY SPECIFIC PERFORMANCE, TEMPORARY RESTRAINING ORDER OR PRELIMINARY OR PERMANENT INJUNCTION, THIS SECURITY AGREEMENT OR ANY OF THE OTHER CREDIT DOCUMENTS.



                            [SIGNATURE PAGES FOLLOW]

                  IN WITNESS WHEREOF, each of the Grantors has caused this Security Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

                               FRICTION PRODUCTS CO.



                               By: /s/ Thomas A. Gilbride
                                   -------------------------------
                               Name: Thomas A. Gilbride
                                     -----------------------------
                               Title: Vice President-Finance
                                      ----------------------------


                               HAWK BRAKE, INC.



                               By: /s/ Thomas A. Gilbride
                                   -------------------------------
                               Name: Thomas A. Gilbride
                                     -----------------------------
                               Title: Vice President-Finance
                                      ----------------------------


                               HELSEL, INC.



                               By: /s/ Thomas A. Gilbride
                                   -------------------------------
                               Name: Thomas A. Gilbride
                                     -----------------------------
                               Title: Vice President-Finance
                                      ----------------------------


                               HUTCHINSON PRODUCTS CORPORATION



                               By: /s/ Thomas A. Gilbride
                                   -------------------------------
                               Name: Thomas A. Gilbride
                                     -----------------------------
                               Title: Vice President-Finance
                                      ----------------------------




Security Agreement

                                 LOGAN METAL STAMPINGS, INC.



                                 By: /s/ Thomas A. Gilbride
                                     -------------------------------
                                 Name: Thomas A. Gilbride
                                       -----------------------------
                                 Title: Vice President-Finance
                                        ----------------------------


                                 S.K. WELLMAN HOLDINGS, INC.



                                 By: /s/ Thomas A. Gilbride
                                     -------------------------------
                                 Name: Thomas A. Gilbride
                                       -----------------------------
                                 Title: Vice President-Finance
                                        ----------------------------


                                 S.K. WELLMAN CORP.



                                 By: /s/ Thomas A. Gilbride
                                     -------------------------------
                                 Name: Thomas A. Gilbride
                                       -----------------------------
                                 Title: Vice President-Finance
                                        ----------------------------


                                 WELLMAN FRICTION PRODUCTS U.K.
                                 CORP.


                                 By: /s/ Thomas A. Gilbride
                                     -------------------------------
                                 Name: Thomas A. Gilbride
                                       -----------------------------
                                 Title: Vice President-Finance
                                        ----------------------------



ACCEPTED AND ACKNOWLEDGED,
AS OF NOVEMBER 27, 1996:

BT COMMERCIAL CORPORATION,
as Agent


By: /s/ Wayne D. Hillock
    --------------------------
Its: Senior Vice President
     -------------------------

Security Agreement